UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2015

Belden Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective March 31, 2015, Kevin L. Bloomfield, Belden Inc.’s Senior Vice President, Secretary and General Counsel, retired from Belden Inc. (the “Company”) after over 34 years of service with the Company and its predecessor companies. Mr. Bloomfield is being succeeded by Brian E. Anderson, who was appointed to the role of Senior Vice President, Legal, General Counsel and Corporate Secretary effective on April 1, 2015. Mr. Anderson has served as the Company’s Corporate Attorney since 2008 and prior to that was a Corporate Attorney at Lewis Rice in St. Louis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: April 1, 2015	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President, Legal, General Counsel and Corporate Secretary